Exhibit 99.1

April 2016 Corporate Update NASDAQ: EGLT 1

Forward-Looking Statements 2 Statements included that are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations, and are subject to known and unknown uncertainties and risks. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: the success of integrating recent acquisitions; our ability to obtain regulatory approval of our product candidates; our ability to successfully commercialize SPRIX® Nasal Spray and OXAYDO®; competitive factors; general market conditions; and other risk factors described in Egalet's filings with the United States Securities and Exchange Commission. Egalet assumes no obligation to update or revise any forward-looking statements contained in this presentation whether as a result of new information or future events, except as may be required by law. Please refer to oxaydo.com and sprix.com for full prescribing information (PI) including the Boxed Warning for SPRIX.

What Makes Egalet Different 3 Proprietary Guardian™ Technology Established commercial infrastructure 3 Product & pipeline target large markets & designed to address top FDA priority

Millions in Pain Require Potent Treatment Options 100 MILLION People living with pain in US 4 People abuse opioids worldwide3 $560 to $635 Annual costs associated with chronic pain, including healthcare cost estimates and value of lost productivity. $ BILLION BILLION > Heart disease Greater than Cancer Diabetes $309B $243B $188B + +

Prescription Opioid Abuse Needs to be Addressed 5 $ BILLION 1. http://www.cdc.gov/drugoverdose/epidemic/. 2. Fudin, J. Abuse-deterrent Opioid Formulations: Purpose, Practicality and Paradigms. Pharmacy Times. January 27, 2015. Accessed August 27, 2015. 3. Volkow ND. America’s Addiction to Opioids: Heroin and Prescription Drug Abuse. National Institute on Drug Abuse. Published May 14, 2014. Accessed August 27, 2015. 4. Results from the 2013 National Survey on Drug Use and Health. 75% Opioids caused of overdoses 2 78 Americans die every day 1 to 26 36 MILLION People abuse opioids worldwide3 ~70% of abused opioids originate from a friend or relative 4 “Prescription drug abuse and overdose is a tragic public health crisis, as is inadequately treated chronic pain. In addressing these two intertwined crises, we must avoid ameliorating one problem while worsening the other.” – Bob Twillman, AAPM

Abuse-Deterrent Opioids are a Part of Solution 6 Physician Education Prescription Monitoring Abuse-Deterrent Opioids Patient Education Proper Prescribing Safe Disposal Reduce Opioid Abuse

FDA Shows Strong Commitment to AD Opioids 7 Issued final guidance April 2015 Approved five AD opioids: OxyContin, Targiniq, Embeda, Hysingla, MorphaBond Only IR opioid designed to discourage abuse: OXAYDO* Issued FDA Opioids Action Plan February 2016 : Plan to reduce impact on American families & communities Support expanded access to ADFs FDA to issue draft guidance on generic ADFs soon New labeling for IR opioids *OXAYDO was approved prior to FDA guidance for AD opioids. 7

Guardian™ Technology Delivers Abuse-Deterrent Properties 8

ARYMO™ ER: AD Morphine Could be on Market in ‘16* *for the management of pain severe enough to require daily, around-the-clock, opioid treatment and for which alternative treatments are inadequate 9 Hard matrix Resistant to particle size reduction & chemical extraction Forms viscous hydrogel on contact with liquid can’t draw up into syringe Reduces risk of accidental misuse via chewing Reduces risk of intential abuse via IV injection or snorting NDA submitted 12/15/15 PDUFA 10/14/16 7.1 MM morphine prescriptions Most prescribed ER opioid

ARYMO™ ER Designed to Deter Abuse by Injection 10 Karsten Lindhardt, Ph.D., SVP, R&D

Strong Data Supports ARYMO™ ER NDA Filing

- Demonstrated BE at 15 mg, 30 mg and 60 mg to MS Contin
- Supportive Category 1 study
  - No household tools were able to grind ARYMO into small particles vs all tools able to defeat MS Contin
  - Very difficult to get into a syringe

Broken coffee grinder



- Positive Category 3 clinical human abuse potential (HAP) studies

	Oral HAL Study	Intranasal HAP Study
Drug liking (Emax)	$p < 0.007$	$p < 0.001$
Abuse Quotient (Cmax/Tmax)	• 45.9 manipulated MS Contin • 6.4 manipulated ARYMO	• 37.2 manipulated MS Contin • 9.2 manipulated ARYMO • 2.3 manipulated ARYMO (filtered) • 5.5 intact oral ARYMO

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© Copyright 2016. Egalet Corporation

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Potential ARYMO™ ER Label Vs. Competition 12 Product ARYMO ER Embeda® MorphaBond™ Oral claim Intranasal claim Injection No Dose Dumping Black box No language in label

Small Percentage of Large Market Could be Significant Source: NPA Extended Insights Audit from September 2012 to August 2015. NPA Audit from April 2009 to March 2015. 7.2 MM Total ER Morphine Market 13 7. 2 MM Prescriptions $500 WAC $3.6 B 6% to 8% market share $216 to $325 MM Market Opportunity X = 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 Q4 2012 TRx Q1 2013 TRx Q2 2013 TRx Q3 2013 TRx Q4 2013 TRx Q1 2014 TRx Q2 2014 TRx Q3 2014 TRx Q4 2014 TRx Q1 2015 TRx Q2 2015 TRx AVINZA EMBEDA KADIAN MS-CONTIN ORAMORPH SR GENERIC

Commercial transformation 14 EGALET-001 EGALET-002 EGALET-002 OXAYDO™

Concentrated prescriber base 71 TMs cover 11,500 high-decile HCPs Targeted sales force reaching HCPs who can write SPRIX®, OXAYDO® and ultimately ARYMO™ and Egalet-002 Pain is Well Suited for Specialty Sales Model 15

SPRIX® Nasal Spray, a Potent NSAID w/ Rapid Absorption 16

New Prescribers Continue to Expand by > 40% Q v Q* 40% * Last week of Q1 projected 0 500 1000 1500 2000 2500 2015 - 1 2015 - 2 2015 - 3 2015 - 4 2016 - 1 Total Prescribers used Sprix Direct

Increased Depth of Prescribing * Last week of Q1 projected 1.4 2.1 2.1 2.6 2.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2.6 2.8 3.0 2015 - 1 2015 - 2 2015 - 3 2015 - 4 2016 - 1

More SPRIX per HCP Quarter over Quarter * Last week of Q1 projected Q3 2015 Q4 2015 Q1 2016 9+ 6.4% 12.1% 16.4% 4-8 20.9% 28.8% 28.9% 1-3 74.2% 62.3% 58.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Augmenting SPRIX Reach to HCPs through Partnerships 20 11,500 Pain HCPs Dentists Israel HCPs

OXAYDO®, Only IR Oxy Designed to Discourage Abuse 21

Market Need for Abuse-Deterrent IR Opioids 22 FDA announced relabeling of IR opioids in recognition of IR opioid abuse Prescriptions of IR opioids increased 2010-20141 “U.S. outpatient retail pharmacy utilization patterns analyzed in this review suggest that utilization of oxycodone SE IR increased by approximately 50% during 5-year time period studied from 2010 through 2014.” 91% of all prescription opioid abusers have abused IR opioids1 62% of the time non-oral routes of administration are used1 1 FDA Advisory Committee Briefing Materials http://www.fda.gov/downloads/AdvisoryCommittees/CommitteesMeetingMaterials/Drugs/AnestheticAndAnalgesicDrugProductsAdvisoryCommittee/UCM461639.pdf (Sep2015) 2 Radars Sytem. 3rd Quarter Technical Report on Abuse of IR Opioids. http://radars.org/Portals/1/TechReports/2015%203Q%20QTR.pdf?ver=2015-11-25-142525-770 (3Q2015)

Weekly Rx for OXAYDO Continues to Increase 40 60 80 100 120 140 1/8/2016 1/15/2016 1/22/2016 1/29/2016 2/5/2016 2/12/2016 2/19/2016 2/26/2016 3/4/2016 3/11/2016 3/18/2016 Total Rx's

Wholesale Orders Continue to Increase * Last day of March excluded Initial stocking 0 200 400 600 800 1,000 1,200 1,400 10/1/2015 11/1/2015 12/1/2015 1/1/2016 2/1/2016 3/1/2016 Shipments to Wholesalers

Small Percentage of Large Market Could be Significant Source: MS NPA Audit, 2013 238M IR Opioid Prescriptions1 128MM Hydrocodone 53MM Oxycodone1 (includes IR and IR/APAP) 36MM Oxy/APAP 17MM Oxy Alone 238MM 25 53 MM Prescriptions 30% of market covered 15.9 MM 4% to 5% share $254 to $318 MM Market Opportunity X = 15.9 MM Prescriptions $500 WAC $6.4 B X = IR Hydr. rescheduled CII & Oxy use

Robust Pipeline 26 Approved Late-Stage Early-Stage SPRIX® (ketorolac tromethamine) Nasal Spray Short-term pain ARYMO™ ER, AD morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain Egalet-004, AD ER Hydrocodone Chronic pain OXAYDO® (oxycodone HCl, USP) Tablets for oral use only – CII Acute and chronic pain Egalet-003, AD, Stimulant Ph 1 Ph 2 Pivotal NDA Filed Marketed Guardian Technology Commercial Products SPRIX® Nasal Spray for outside US Short-term pain Preclinical Partnered Products

Egalet-002, an AD, ER Oxycodone, in Late-Stage Development* *for the management of pain severe enough to require daily, around-the-clock, opioid treatment and for which alternative treatments are inadequate 27 Pivotal Phase 3 program started NDA submission mid-17 Hard matrix surrounded by hard shell Resistant to particle size reduction & chemical extraction Forms viscous hydrogel on contact with liquid can’t draw up into a syringe Reduces risk of accidental misuse via chewing Reduces risk of intential abuse via snorting or IV injection Oxycodone is highest selling ER opioid; $2.5B in sales in 2013

Extended Drug Release by Tablet Erosion 28 Well-defined erosion area allows constant extended drug release Shell is excreted & degrades to its monomer lactic acid w/ environmental impact Designed w/ improved PK profile compared to OxyContin

Egalet-002 in Late-Stage Development 29 NDA submission mid-17 Study Status Category 1 abuse-deterrent studies Completed Clinical alcohol interaction study Completed Phase 3 open label, long-term safety study Underway Randomized withdrawal efficacy/safety study Underway Category 3 intranasal HAP (will compare to OxyContin) To start in H1:16 Category 3 oral HAP (will compare to OxyContin) To start in H1:17

Next Horizon: Stimulant Abuse is a Big Problem

~900,000
Americans abuse prescription stimulants every month

=

10.8 MILLION
Americans abuse prescription stimulants annually

~ 2/3 of college seniors
will be offered prescription stimulants for nonmedical use during their college career[2]

20% of students
report abusing prescription stimulants at least once in their lifetime[3]



1 Stimulant Addiction and Abuse. Addiction Center Web Site. https://www.addictioncenter.com/stimulants/ Published October 1 2015. Accessed January 4 2016.
2 Prescription Drug Abuse Statistics. CLAAD Web Site. http://claad.org/rx-drug-abuse-stats/ Accessed January 4 2016.
3 New Survey: Misuse and Abuse of Prescription Stimulants Becoming Normalized Behavior Among College Students, Young Adults. Partnership for Drug-Free Kids. http://www.drugfree.org/newsroom/adhd-survey-2014 Published November 13 2015. Accessed January 4 2016.

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Egalet-003 Development Path to Registration We have formulation experience with stimulants Regulatory strategy is a 505(b)(2) path based on bioequivalence (BE) Development plan similar to ARYMO™ Initial in vitro formulation design to achieve desired release profile Initial clinical PK study to identify optimal formulation in vivo Establish IVIVC model Pivotal PK studies to demonstrate BE across the dosage range Food effect study at highest dosage strength Full complement of Category 1, 2 & 3 AD studies consistent with FDA opioid guidance 31 Goal: File Egalet-003 IND second half of 2016

Strong Cash Position 32 (in $ millions) Jun 30, 2015 Sep 30, 2015 Dec 31, 2015 Cash & marketable securities $ 108.4 $ 169.1 $145.7 Current assets less current liabilities 84.9 146.8 121.6 Total debt outstanding 76.0 76.0 76.0 Closed $61MM offering of convertible senior notes Launched SPRIX Closed $86.3 MM equity follow-on offering Launched OXAYDO Submitted NDA for ARYMO

Financial Expectations for 2016 2016 Growth of SPRIX and OXAYDO revenue Expenses expected to be $22 to 25 million a quarter Full year impact of field sales force in 71 territories Commercial expenses for SPRIX and OXAYDO R&D spend will increase given Egalet-002 Phase 3 studies Interest expense will increase due to full year impact of 2015 convertible debt Investment in commercial manufacturing expansion of $6-$8 million between 4Q15-3Q16 33

 1Q:16 NDA Accepted ARYMO™ H2:16 PDUFA ARYMO H2:16 Launch ARYMO H2:16 Data from Category 3 intranasal HAP Egalet-002 H2:16 Submit IND Egalet-003 H1:17 Data from Category 3 oral HAP Egalet-002 H1:17 Complete phase 3 program Egalet-002 Mid:17 Submit NDA Egalet-002 H2:17 New dosage strength approval OXAYDO® 2018 Launch Egalet-002 Sustainable Growth Anticipated in 2016 34

What Makes Egalet Different 35 Proprietary Guardian™ Technology Established commercial infrastructure 3 Product & pipeline target large markets & designed to address top FDA priority

36 OXAYDO® Acute and chronic pain ARYMO™ ER, AD, ER morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain 2016 2017 2018 Promising Future View of Egalet 2015 Egalet-003, AD, stimulant ADHD Egalet-004, AD ER Hydrocodone Exact timing TBD Egalet-005 Exact timing TBD Beyond SPRIX® Nasal Spray Short-term pain Guardian Technology Commercial Products 30

Thank You 37